OxySure Systems, Inc. (OXYS)

October 2014

It's About Time.

Forward Looking Statements

The following may contain forward-looking statements that involve risks and uncertainties, including uncertainties associated with the medical device industry. Except for the historical information contained herein, the matters set forth in this communication, including statements relating to our growth strategy, financial results, product approvals, and development programs, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events. You should not put undue reliance on any forward-looking statements. Important factors that could cause actual performance to differ materially from the forward-looking statements we make include: range of treatment options, clinical applications, and market acceptance of products and other risks detailed from time to time in our filings with the Securities and Exchange Commission. Our actual results of operations may differ significantly from those contemplated by such forward-looking statements as a result of these and other factors.

OxySure + Estill (1+1=5)

- Definitive agreements signed
- Patented, market-leading, life saving technologies
- Complimentary product categories
- Strong intellectual property and medical device leadership
- Creates a platform company




Model 615

Business Combination Highlights

- Combined market size close to $1B annually
- Revenue run rate is expected to be in excess of $10 million
- Annual synergies to be in the $2-3 million
- Stronger balance sheet and improved cash flows
- Operational and Capital Markets Synergies





Transaction Highlights

- Reverse subsidiary merger
- Stock based transaction
- Restricted stock issuance with 12-month lock up provision
- Warrant with $1.20 exercise price
- Capital markets promote
- All employees retained





Trauma Patients Receive IV Fluid or Blood; Why Does Hypothermia Matter?



As many as 66% of trauma patients arrive in emergency departments manifesting some degree of hypothermia.[1]

When untreated, hypothermia in the trauma patient can exacerbate the development of metabolic acidosis and coagulopathy (The Triad of Death).[2]

Trauma patient exposure during assessment and resuscitation leads to heat loss and decreased core temperatures.[3]

<u>Prevention is key</u>. Prevention of hypothermia is much easier than treatment of hypothermia; therefore prevention of heat loss should start as soon as possible after the injury.[1]

[1] Joint Theater Trauma System Clinical Practice Guideline. Hypothermia Prevention, Monitoring and Management, 12 Nov 2008.

[2] Tsuei BJ, Kearney PA. Hypothermia in the Trauma Patient. Injury. 2004; 35:7-15.

[3] Peitzman A, et. al. The Trauma Manual 2nd Edition. Lippincott Williams and Wilkins. 2002; pp. 363-394, 404-410, 419.

Thermal Angel by Estill Medical Technologies


Thermal Angel



ThermalAngel.com

Thermal Angel Warms IV Fluid or Blood Given to Trauma Patients, Anywhere.



The Thermal Angel is a light-weight, battery-powered blood and IV fluid warmer that follows the patient from first contact through the continuum of care.

- **Disposable:** No cleaning, maintenance or calibration
- **Simple:** 30 second set up, warms up quickly
- **Portable:** Operates from a rechargeable battery
- **Compact:** 9 inches/9 ounces; placed near the infusion site for minimal heat loss through tubing
- **Fast:** High flow rate: KVO to 150ml/min
- **Effective:** Measures and adjusts to normothermic output temperature
- **Compatible:** Standard luer connections



Thermal Angel History & Milestones

1998 — First Prototypes exhibited

2000 — Two patents covering 41 claims granted

2000 — First used in surgery

2000 — First Commercial Sales

2001 — Sales to military in support of Operation Enduring Freedom

2001 — First Military Sales

2002 — First purchase order to US nationally recognized county hospital

2003 — Recognized as standard of care in Operation Iraqi Freedom

2007 — "Dallas Top 100"

2009 — Tech Titans "Technology Innovator Award Finalist"

2009 — "100 Fastest Growing Companies in North Texas" (DBJ)

2010 — Outstanding Military Product of the the Year (IDGA)

2012 — BoundTree Federal Division "Fastest Growing Product"

2013 — BoundTree Federal Division #1 Product

12th Fastest Growing Company in North Texas



OxySure
OXYGEN FROM POWDER

Contact Information



OxySure Systems, Inc.

OXYS: OTCQB

10880 John W. Elliott Road, Suite 600
Frisco, TX 75034 USA
Tel: (+1) 972-294-6450
info@oxysure.com
www.OxySure.com
www.thermal angel.com

Stonegate Securities, Inc.
(214) 987-4121